UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 30, 2006

Commission		I.R.S. Employer
File Number	Registrants and State of Incorporation or Organization	Identification No.
0001261679	MSW Energy Holdings LLC	14-1873119
Delaware
0001261680	MSW Energy Finance Co., Inc	20-0047886
Delaware
0001276518	MSW Energy Holdings II LLC	13-3213489
Delaware
0001276517	MSW Energy Finance Co. II, Inc	20-0400947
Delaware
c/o Covanta Holding Corporation
40 Lane Road
Fairfield, New Jersey 07004
973-882-9000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On October 30, 2006, MSW Energy Holdings LLC (“MSW I”), MSW Energy Finance Co., Inc. (“MSW Energy Finance I”), MSW Energy Holdings II LLC (“MSW II”) and MSW Energy Finance Co. II, Inc. (“MSW Energy Finance II”) filed with the Securities and Exchange Commission their Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (the “Form 10-Q”). This 8-K contains supplemental financial information concerning MSW I, MSW Energy Finance I, MSW II and MSW Energy Finance II not included in the Form 10-Q, including certain non-GAAP financial information identified herein.
     The information in this Form 8-K is furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
     MSW I, a Delaware limited liability company, was formed in March 2003 for the purpose of acquiring and holding a 50% interest in Covanta Ref-Fuel Holdings LLC (“Covanta Ref-Fuel”) from Duke Energy Corporation. On June 30, 2003, MSW I acquired MSW Energy Hudson LLC (“MSW Hudson”), which held a 49.8% membership in Covanta Ref-Fuel and on September 30, 2005, MSW I acquired MSW Energy Erie LLC, formerly known as Duke Energy Erie LLC, a wholly-owned subsidiary of Duke Energy Corporation which held the remaining 0.2% membership interest in Covanta Ref-Fuel. In order to partially fund this acquisition, MSW I issued $200 million aggregate principal amount of 8.5% Senior Notes due September 1, 2010 (“MSW I Senior Notes”).
     MSW II, a Delaware limited liability company was formed in August 2003 for the purpose of issuing $225 million aggregate principal amount of 7.375% Senior Notes due September 1, 2010 (“MSW II Senior Notes”), the proceeds of which, along with capital contributions, were used to fund the merger of MSW Merger LLC, MSW II’s then indirect parent, with and into an indirect, wholly-owned subsidiary of Covanta ARC Holdings, Inc. (“Covanta ARC Holdings’’) (the “Merger’’). After the Merger, Covanta Ref-Fuel II Corp. (“Covanta Ref-Fuel II’’), a Delaware corporation, and an indirect subsidiary of Covanta ARC Holdings, became a subsidiary of MSW II. The Merger was completed on December 12, 2003, and after the completion of the Merger, MSW II held a direct 49.9% capital interest in Covanta Ref-Fuel and wholly-owned Covanta Ref-Fuel II, which owned a 0.1% capital interest in Covanta Ref-Fuel. Both interests were contributed to MSW II by Covanta ARC Holdings.
     The indentures under which the MSW I Senior Notes and the MSW II Senior Notes were issued requires, among other things, but subject to certain exceptions, that any restricted payments are not permitted unless certain ratio covenants have been met based on the last twelve months proportionate ownership of Covanta Ref-Fuel by MSW I and MSW II, as applicable. The proportionate adjusted data is presented, including proportionate interest expense and proportionate adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) because these measures are used in the calculation of covenant compliance under the indentures governing the MSW I Senior Notes and MSW II Senior Notes.
     These measures which are included in the following tables are unaudited measures which are not prepared in accordance with United States generally accepted accounting principles (“US GAAP”). They are not intended to supplant the information provided in accordance with US GAAP. Furthermore, these measures may not be comparable to those used by other companies. Accordingly, a reconciliation of Adjusted EBITDA to the most directly comparable US GAAP measure, cash flows from operating activities is included. In addition, the ratio of proportionate interest expense to Adjusted EBITDA is an interest coverage ratio under the indentures with respect to which MSW I or MSW II are not aware of a directly comparable US GAAP measure. Accordingly, readers are directed to the computation of proportionate interest and the reconciliation of Adjusted EBITDA to cash flow from operating activities presented below for a reconciliation of such ratio to its US GAAP components. The following tables should be read in conjunction with the MSW I and MSW II historical financial statements and related notes contained in the Form 10-Q. The information is being presented for informational purposes only, as it represents the covenant calculation under the respective MSW I Senior Notes and MSW II Senior Notes.

     Additionally, as required under the indentures, the activity of Covanta Ref-Fuel is separate from each of the respective MSW I and MSW II incremental activity in the following calculations (unaudited, in thousands of dollars):
MSW I

	For the Twelve
	Months Ended
	September 30, 2006
Proportionate Adjusted EBITDA (1)	$137,093
Proportionate interest expense (2)	38,236

Ratio of proportionate Adjusted EBITDA to proportionate interest expense (3)	3.6	x

MSW II

	For the Twelve
	Months Ended
	September 30, 2006
Proportionate Adjusted EBITDA (1)	$137,093
Proportionate interest expense (2)	39,397

Ratio of proportionate Adjusted EBITDA to proportionate interest expense (3)	3.5	x

(1)	Proportionate Adjusted EBITDA is defined under each of the MSW I and MSW II indentures as the respective ownership percentage of Covanta Ref-Fuel by MSW I or MSW II, as applicable, multiplied by Covanta Ref-Fuel’s Adjusted EBITDA. Adjusted EBITDA for Covanta Ref-Fuel (as calculated below) is not a measurement of financial performance under US GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of operating performance or any other measures of performance derived in accordance with US GAAP. Proportionate Adjusted EBITDA for the twelve months ended September 30, 2006 is calculated by adding the three months ended December 30, 2005 to the nine months ended September 30, 2006. (unaudited, dollars in thousands):

	For the Three	For the Nine	For the Twelve
	Months Ended	Months Ended	Months Ended
	December 31, 2005	September 30, 2006	September 30, 2006
Covanta Ref-Fuel:
Net income	$27,814	$78,356	$106,170
Income tax expense	317	378	695
Interest income	(602)	(1,356)	(1,958)
Interest expense on intermediate debt	2,850	9,768	12,618

Operating income	30,379	87,146	117,525
Net interest expense on project debt	6,924	20,018	26,942
Depreciation and amortization expense	30,170	91,161	121,331
Loss on asset retirements	113	907	1,020

EBITDA	67,586	199,232	266,818
Revenue contract levelization	1,061	3,312	4,373
Amortization of lease liability	749	2,245	2,994

Adjusted EBITDA	$69,396	$204,789	$274,185

MSW I and MSW II respective ownership percentage			50.0%

Proportionate Adjusted EBITDA			$137,093

(2)	Proportionate interest expense is defined under the indentures as the percentage ownership of the interest expense for Covanta Ref-Fuel plus 100% of each respective incremental MSW I and MSW II interest expense.

MSW I
     The following table reconciles MSW I proportionate interest expense (unaudited, dollars in thousands):

For the Twelve
Months Ended
September 30, 2006
Covanta Ref-Fuel interest expense	$44,405
MSW I ownership percentage	50.0%

Covanta Ref-Fuel proportionate interest expense	$22,203
MSW I incremental interest expense	16,033

MSW I proportionate interest expense	$38,236

MSW II
     The following table reconciles MSW II proportionate interest expense (unaudited, dollars in thousands):

For the Twelve
Months Ended
September 30, 2006
Covanta Ref-Fuel interest expense	$44,405
MSW II ownership percentage	50.0%

Covanta Ref-Fuel proportionate interest expense	$22,203
MSW II incremental interest expense	17,194

MSW II proportionate interest expense	$39,397

(3)	Proportionate Adjusted EBITDA to proportionate interest expense is defined under the indentures as the quotient of proportionate Adjusted EBITDA divided by proportionate interest expense.
         A reconciliation of Covanta Ref-Fuel’s Adjusted EBITDA to cash flow from operating activities is provided below, as cash flow from operating activities represent the most comparable US GAAP measure of liquidity. Cash provided by operating activities for the twelve months ended September 30, 2006 is calculated by adding the three months ended December 31, 2005 to the nine months ended September 30, 2006 (unaudited, dollars in thousands):

	For the Three	For the Nine	For the Twelve
	Months Ended	Months Ended	Months Ended
	December 31, 2005	September 30, 2006	September 30, 2006
Adjusted EBITDA	$69,396	$204,789	$274,185
Amortization of debt premium and deferred financing costs	(4,973)	(8,082)	(13,055)
Deferred income taxes	2,129	—	2,129
Interest expense	(9,774)	(29,786)	(39,560)
Interest income	602	1,356	1,958
Amortization of deferred revenue	(57)	—	(57)
Changes in assets and liabilities:
Accounts receivable, net	2,807	659	3,466
Prepaid expenses and other current assets	11,449	(1,843)	9,606
Other long-term assets	(10,111)	31	(10,080)
Accounts payable and other current liabilities	18,262	(5,648)	12,614
Accrued interest payable	(15,237)	(2,942)	(18,179)
Other long-term liabilities	7,845	(3,023)	4,822

Cash provided by operating activities	$72,338	$155,511	$227,849

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: October 30, 2006

MSW ENERGY HOLDINGS LLC
(Registrant)

By:	/s/ Anthony J. Orlando
Name:	Anthony J. Orlando
Title:	President

MSW ENERGY FINANCE CO., INC.
(Registrant)

By:	/s/ Anthony J. Orlando

Name:	Anthony J. Orlando
Title:	President

MSW ENERGY HOLDINGS II LLC
(Registrant)

By:	/s/ Anthony J. Orlando

Name:	Anthony J. Orlando
Title:	President

MSW ENERGY FINANCE CO. II, INC.
(Registrant)

By:	/s/ Anthony J. Orlando

Name:	Anthony J. Orlando
Title:	President

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